EXHIBIT 10.4

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Security Agreement”) is made and entered into as of _____________________ by and among: VYSTAR CORPORATION, a Georgia corporation (the “Grantor”) and _____________________________ a Purchaser (each a “Secured Party” and together, the “Secured Parties”) as set forth on Schedule I to the Note Subscription Agreement (the “Note Subscription Agreement”) dated as of the date thereof.

WHEREAS, on or about July 1, 2013 and concurrent with this Agreement, Vystar entered into an LLC Ownership Interest Purchase Agreement (the “Acquisition Agreement,” a copy of which has been attached hereto as Exhibit A) whereby the Grantor acquired 100% of the limited liability corporate membership and ownership interest of Kiron Clinical Sleep Lab, LLC, a North Carolina limited liability company (“Kiron”) such that following the Acquisition Agreement, Kiron will continue its existence as a wholly owned subsidiary of the Grantor (collectively the “Acquisition”)

WHEREAS, Vystar issued (and committed to issue, subject to certain conditions) to the Secured Party a secured convertible promissory note in the principal amount of _________________________________ ($________________), (the “Note”) and additional secured convertible promissory notes to additional Secured Parties set forth on Schedule I to the Note Subscription Agreement.

WHEREAS, as a condition to the closing of the Note Subscription Agreement and the issuance of the Note, the Parties agree that the Grantor execute and deliver to the Secured Party this Agreement with the intent to secure the Note with a pro-rata percentage of the Kiron limited liability corporate membership and ownership interest and provide for the grant to the Secured Party of a senior security interest in the pro-rata percentage of the Kiron limited liability corporate membership and ownership interest.

NOW, THEREFORE, in consideration of the premises, and in consideration of the mutual representations, warranties, and covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Grant of Security

The Grantor hereby assigns, conveys, mortgages, pledges, grants and transfers to the Secured Party, a lien on and a security interest in the Kiron limited liability corporate membership and ownership interest equal to the principal amount of the Note divided by the total principal of the Notes issued pursuant to the Note Subscription Agreements as set forth in the Schedule I to the Note Subscription Agreements, the “Collateral”.

2.	Security for Obligations

The security interest granted by the Grantor hereunder secures the prompt and complete payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of all the Secured Obligations now or hereafter existing, whether matured or unmatured, contingent or liquidated, under the Notes including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, premium, fees, expenses or otherwise.

3.	Grantor Remains Liable

Anything herein to the contrary notwithstanding, (i) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations in connection with the general intangibles and under the contracts and agreements included in the Collateral, (iii) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall it be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, and (iv) the Secured Party shall not assume any liability or obligation whatsoever with respect to any membership or limited liability company interest of any limited liability company or any partnership interest of any partnership included in the Collateral, nor shall it become a substituted member or partner of any such limited liability company or partnership solely by virtue of this Security Agreement.

4.	Representations and Warranties

The Grantor, as of the date hereof, represents and warrants as follows:

(a)            The chief place of business and chief executive office of the Grantor and the office where it keeps its records concerning the Collateral, and the original copies of the Contracts owned by it and in its possession and of all Chattel Paper that evidences Collateral owned by it, are located at the addresses set forth on Part I of Schedule 4(a) hereto. The federal tax identification number of the Grantor is set forth in Part II of Schedule 4(a). The trade names, if any, of the Grantor are set forth on Part III of Schedule 4(a).

(b)            The Grantor is the legal and beneficial owner of the Collateral purported to be granted by it hereunder free and clear of any lien, except for the security interest created by this Security Agreement and those listed on Schedule 4(b) (the “Permitted Liens”). No effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Security Agreement or such as may have been filed in connection with the Permitted Liens.

(c)            This Security Agreement, together with the filing of financing statements with respect hereto creates a valid and perfected first priority lien on and security interest in the Collateral owned by the Grantor (other than Collateral which has a Permitted Lien attached, and for such Collateral, this Security Agreement, together with the filing of financing statements with respect hereto creates a valid and perfected lien and security interest in such Collateral), securing the payment of the Secured Obligations.

5.	Further Assurances.

The Grantor agrees that from time to time, at Grantor’s expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) at the request of the Secured Party, mark conspicuously each document pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; provided that neither the failure of the Secured Party to make such demand nor the failure of the Grantor to comply with such demand will impair or affect the validity of the grant effected by this Security Agreement.

The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

6.	Transfers and Other Liens

The Grantor shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except for (a) the security interest created by this Security Agreement and (b) existing Permitted Liens.

7.	Remedies

If an Event of Default (as defined in the Notes) shall have occurred and be continuing:

(a)            The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral owned by it as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to each party and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least thirty days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)            The Secured Party may exercise any and all rights and remedies of the Grantor under or in connection with respect of the Collateral, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of the Collateral.

(c)            All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral of the Grantor may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party against, all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all such Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

8.	Indemnity

The Grantor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from such indemnified person’s gross negligence or willful misconduct.

9.	Continuing Security Interest; Transfer of Rights and Obligations

This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the indefeasible payment in full of the Secured Obligations. If permitted pursuant to the Note, the Secured Party may assign or otherwise transfer, all or any portion of its rights and obligations under the Note to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.

10.	Security Interest Absolute

All rights of the Secured Party and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)            any lack of validity or enforceability of any Transaction Document or any other agreement or instrument relating thereto;

(b)            any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Transaction Documents;

(c)            any taking and holding of Collateral or additional guarantees for all or any of the Secured Obligations, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any Collateral or such guarantees, or non-perfection of any Collateral, or any consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)            any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or the manner of sale of any Collateral;

(e)            any consent by the Secured Party or any other person to the change, restructure or termination of the corporate structure or existence of the Grantor and any corresponding restructure of the Secured Obligations, or any other restructure or refinancing of the Secured Obligations or any portion thereof;

(d)            any modification, compounding, compromise, settlement, release by the Secured Party or any other person (or by operation of law or otherwise), collection or other liquidation of the Secured Obligations or the liability of the Grantor or any guarantor, or of the Collateral, in whole or in part, and any refusal of payment by the Secured Party or any other Person, in whole or in part, from any obligor or guarantor in connection with any of the Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, the Grantor; or

(e)            any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor.

Without limiting the generality of the foregoing, the Grantor hereby consents to, and hereby agrees, that the rights of the Secured Party hereunder, and the liability of the Grantor hereunder, shall not be affected by any and all releases of any Collateral from the liens created by any Transaction Document, whether for purposes of sales or other dispositions of assets or for any other purpose. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Secured Party or any other person upon the insolvency, bankruptcy or reorganization of the Grantor, or otherwise, all as though such payment had not been made.

11.	Waivers

The Grantor hereby waives any requirement that the Secured Party or any other person protect, secure, protect or insure any lien or any property subject thereto or exhaust any right or take any action against the Grantor or any other person or any Collateral; and

12.	Release of Collateral

Upon all of the principal and interest and other indebtedness evidenced by the Note having been repaid, then the security interests created hereby shall terminate and Secured Party shall release the Collateral. Upon any such termination of the security interests created hereby and the release of the Collateral, the Secured Party will execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence the termination of the security interests created hereby and the release of the Collateral.

13.	No Waiver; Cumulative Remedies

The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

14.	Incorporation by Reference of Note Subscription Agreement Provisions

Each of the provisions of Sections 8, 9, 10, 12, 13, 15, 16, 17, 18, and 19 of the Note Subscription Agreement are hereby incorporated by reference and shall be deemed to be a part of this Security Agreement as if fully set forth herein; provided that references in such sections to “this Agreement” shall be replaced for such purposes by references to “this Security Agreement”.

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SIGNATURE PAGE TO THE SECURITY AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first above written.

COMPANY:

VYSTAR CORPORATION

By:

Name:

Title:

SECURED PARTY

By:

Name:

Title:

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